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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: March 15, 2000
                        (Date of earliest event reported)


                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)


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        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188
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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

                    (The Exhibits Index is located on page 2
                                of this report.)


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Item 5.       Other Events

         On March 15, 2000, U S WEST, Inc. (the "Company") issued a press release concerning the extension of the exchange offer for $1.150 billion of 6-7/8% Notes due August 15, 2001 issued by U S WEST Capital Funding, Inc. The press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

              (c) Exhibits Index

Exhibit 99 -   Press Release issued by the Company on March 15, 2000 entitled
               "U  S WEST, Inc. and U S WEST Capital  Funding,  Inc. Extend
               Exchange Offer for $1.150 Billion of 6-7/8% Notes due August 15,
               2001"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           U S WEST, Inc.
                           (Formerly "USW-C, Inc.")


                           By: /s/ Thomas O. McGimpsey
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                           Thomas O. McGimpsey
                           Assistant Secretary

Dated:        March 15, 2000